EXHIBIT 10.34(b)



                                AMENDMENT TO THE
            UCAR INTERNATIONAL INC. ANNUAL INCENTIVE COMPENSATION PLAN
            __________________________________________________________



    The UCAR International Inc. Annual Incentive Compensation Plan (the "Plan") is hereby amended as follows:

 1. Section 2 is amended by replacing the date December 31, 1995 with the date December 31, 2000.

 2.  The provisions of this Amendment are effective as of January 26, 1995.

 3. This amendment supercedes the amendment to the UCAR International Inc. Annual Incentive Compensation Plan effective July 28, 1995.





                                                      UCAR INTERNATIONAL INC.




                                                      By:  /s/ Peter B. Mancino
                                                           ____________________